EXHIBIT 99.1
OCTOBER 31, 2016
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc.  Announces Third Quarter 2016 Results

Hammond, Louisiana, October 31, 2016 – First Guaranty Bancshares, Inc. (the "Company" or "First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending September 30, 2016.

Just as the strength and diversity, both geographically and by industry, of the assets of First Guaranty Bancshares, Inc., gave First Guaranty the ability to continue to progress steadily through the turmoil of the oil price crash, the same factors have given First Guaranty the ability to continue through the great flood of August 2016 toward the goal of a fortress balance sheet.  As of September 30, 2016, loans totaled $910.7 million, compared to $856.7 million as of September 30, 2015.  The loan portfolio actually peaked at a total of $920.1 million in September prior to pay downs in our syndicated loan portfolio.  By the same token, our securities portfolio decreased to $475.1 million as we successfully continue our strategy of moving assets from lower yielding securities to higher yielding loans.  This strategy translated to income as the total interest income for the third quarter of 2016 was $14.7 million, an approximately $0.8 million increase over the third quarter of 2015.
For the year to date through September 30, 2016 total interest income was $43.8 million compared to $42.0 million as of September 30, 2015.  Due to the redemption of the SBLF Preferred Stock through the use of senior debt and subordinated debt, total interest expense for the year to date increased approximately $1.1 million over the same period of 2015.  Non-interest expense increased by approximately $1.3 million year to date in part due to expenses related to the great flood and in part due to increased employee benefit expense.
Bottom line, after oil and high water, income available to common shareholders as of September 30, 2016 totaled $10.9 million, up approximately $0.1 million from the nine months ended September 30, 2015.
Another positive indicator of increased earning capacity was the net interest margin for the quarter ended September 30, 2016 was 3.41% and for the nine months year to date 3.38% compared to 3.28% for the quarter ended September 30, 2015 and 3.21% for the nine months ended September 30, 2015.
Total Shareholders' equity was $129.1 million as of September 30, 2016 up from $118.2 million as of December 31, 2015.  In December 2015, First Guaranty issued a 10% stock dividend which resulted in a dilution of $1.56 per share.  As of September 30, 2016, First Guaranty had earned back $0.96 or 61% of that dilution.  If earnings continue as projected, the projected earn back date of the stock dividend dilution is February 28, 2017, fourteen months from issuance.

For the 93rd consecutive quarter First Guaranty paid a quarterly dividend.  The dividend for the third quarter of 2016 was $0.16 per share.  Since 1993, First Guaranty has paid a total of $60.5 million in common dividends to shareholders.
The loans to deposits ratio improved to 72.5% as of September 30, 2016 up from 70.0% as of June 30, 2016 and 67.3% as of September 30, 2015.  Once again, in accord with our business plan, First Guaranty sold additional securities to fund the loan growth.

As of September 30, 2016, nonperforming assets had decreased to $22.6 million compared to $25.0 million as of June 30, 2016 and $26.0 million as of March 31, 2016.

Alton B. Lewis, President and CEO commented:  "Through the first three quarters of 2016, First Guaranty has continued to make progress in the face of adverse conditions.  Everyone in the organization is working together toward our common goals to maximize shareholder value.  These efforts benefit our shareholders, our employees, our customers, and our communities."

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $1.4 billion in assets as of September 30, 2016 and provides personalized commercial banking services through 21 banking facilities located across Louisiana.  For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	September 30, 2016	December 31, 2015
Assets
Cash and cash equivalents:
Cash and due from banks	$23,528	$36,690
Federal funds sold	285	582
Cash and cash equivalents	23,813	37,272

Interest-earning time deposits with banks	-	997

Investment securities:
Available for sale, at fair value	382,711	376,369
Held to maturity, at cost (estimated fair value of $93,858 and $168,148 respectively)	92,396	169,752
Investment securities	475,107	546,121

Federal Home Loan Bank stock, at cost	1,609	935

Loans, net of unearned income	910,745	841,583
Less: allowance for loan losses	10,251	9,415
Net loans	900,494	832,168

Premises and equipment, net	22,572	22,019
Goodwill	1,999	1,999
Intangible assets, net	1,139	1,394
Other real estate, net	781	1,577
Accrued interest receivable	6,388	6,015
Other assets	6,598	9,256
Total Assets	$1,440,500	$1,459,753

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$231,210	$213,203
Interest-bearing demand	398,296	409,209
Savings	93,749	81,448
Time	533,716	592,010
Total deposits	1,256,971	1,295,870

Short-term borrowings	9,500	1,800
Accrued interest payable	2,103	1,707
Senior long-term debt	23,504	25,824
Junior subordinated debentures	14,622	14,597
Other liabilities	4,653	1,731
Total Liabilities	1,311,353	1,341,529

Shareholders' Equity
Common stock:[1]
$1 par value - authorized 100,600,000 shares; issued 7,609,194 shares	7,609	7,609
Surplus	61,584	61,584
Retained earnings	57,210	49,932
Accumulated other comprehensive income (loss)	2,744	(901)
Total Shareholders' Equity	129,147	118,224
Total Liabilities and Shareholders' Equity	$1,440,500	$1,459,753

See Notes to Consolidated Financial Statements
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2016	2015	2016	2015
Interest Income:
Loans (including fees)	$11,642	$10,551	$33,749	$31,680
Deposits with other banks	11	14	55	56
Securities (including FHLB stock)	2,998	3,312	10,013	10,256
Total Interest Income	14,651	13,877	43,817	41,992

Interest Expense:
Demand deposits	662	348	1,902	1,052
Savings deposits	19	9	54	26
Time deposits	1,470	1,727	4,541	5,369
Borrowings	369	35	1,126	104
Total Interest Expense	2,520	2,119	7,623	6,551

Net Interest Income	12,131	11,758	36,194	35,441
Less: Provision for loan losses	1,242	1,868	2,978	2,878
Net Interest Income after Provision for Loan Losses	10,889	9,890	33,216	32,563

Noninterest Income:
Service charges, commissions and fees	573	717	1,839	2,045
ATM and debit card fees	451	441	1,366	1,328
Net gains on securities	1,171	2,233	3,756	3,172
Net gain on sale of loans	6	-	9	4
Other	350	320	1,056	1,022
Total Noninterest Income	2,551	3,711	8,026	7,571

Noninterest Expense:
Salaries and employee benefits	4,170	3,841	12,411	11,747
Occupancy and equipment expense	1,125	951	3,096	2,920
Other	3,003	2,976	9,207	8,716
Total Noninterest Expense	8,298	7,768	24,714	23,383

Income Before Income Taxes	5,142	5,833	16,528	16,751
Less: Provision for income taxes	1,763	1,951	5,597	5,614
Net Income	3,379	3,882	10,931	11,137
Preferred Stock Dividends	-	(99)	-	(296)
Income Available to Common Shareholders	$3,379	$3,783	$10,931	$10,841

Per Common Share:[1]
Earnings	$0.44	$0.55	$1.44	$1.57
Cash dividends paid	$0.16	$0.15	$0.48	$0.45

Weighted Average Common Shares Outstanding	7,609,194	6,920,022	7,609,194	6,920,022

See Notes to Consolidated Financial Statements
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$14,365	$11	0.30%	$25,591	$14	0.22%
Securities (including FHLB stock)	488,769	2,998	2.44%	572,143	3,312	2.30%
Federal funds sold	279	-	-%	334	-	-%
Loans held for sale	-	-	-%	-	-	-%
Loans, net of unearned income	910,341	11,642	5.09%	825,393	10,551	5.07%
Total interest-earning assets	1,413,754	$14,651	4.12%	1,423,461	$13,877	3.87%

Noninterest-earning assets:
Cash and due from banks	8,230			7,435
Premises and equipment, net	22,257			20,528
Other assets	3,298			7,364
Total Assets	$1,447,539			$1,458,788

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$405,196	$662	0.65%	$373,901	$348	0.37%
Savings deposits	90,160	19	0.08%	78,138	9	0.05%
Time deposits	550,736	1,470	1.06%	636,481	1,727	1.08%
Borrowings	48,478	369	3.03%	7,464	35	1.86%
Total interest-bearing liabilities	1,094,570	$2,520	0.92%	1,095,984	$2,119	0.77%

Noninterest-bearing liabilities:
Demand deposits	218,187			210,568
Other	5,384			4,547
Total Liabilities	1,318,141			1,311,099

Shareholders' equity	129,398			147,689
Total Liabilities and Shareholders' Equity	$1,447,539			$1,458,788
Net interest income		$12,131			$11,758

Net interest rate spread (1)			3.20%			3.10%
Net interest-earning assets (2)	$319,184			$327,477
Net interest margin (3), (4)			3.41%			3.28%

Average interest-earning assets to interest-bearing liabilities			129.16%			129.88%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.43% and 3.31% for the above periods ended September 30, 2016 and 2015 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.
(5)	Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$20,926	$55	0.35%	$30,841	$56	0.24%
Securities (including FHLB stock)	538,748	10,013	2.48%	638,320	10,256	2.15%
Federal funds sold	257	-	-%	312	-	-%
Loans held for sale	-	-	-%	-	-	-%
Loans, net of unearned income	869,325	33,749	5.19%	805,947	31,680	5.26%
Total interest-earning assets	1,429,256	$43,817	4.10%	1,475,420	$41,992	3.81%

Noninterest-earning assets:
Cash and due from banks	7,988			7,025
Premises and equipment, net	22,099			19,896
Other assets	3,855			6,299
Total Assets	$1,463,198			$1,508,640

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$414,633	$1,902	0.61%	$412,053	$1,052	0.34%
Savings deposits	87,344	54	0.08%	76,591	26	0.05%
Time deposits	570,615	4,541	1.06%	652,050	5,369	1.10%
Borrowings	43,485	1,126	3.46%	5,909	104	2.36%
Total interest-bearing liabilities	1,116,077	$7,623	0.91%	1,146,603	$6,551	0.76%

Noninterest-bearing liabilities:
Demand deposits	217,474			210,598
Other	4,384			5,245
Total Liabilities	1,337,935			1,362,446

Shareholders' equity	125,263			146,194
Total Liabilities and Shareholders' Equity	$1,463,198			$1,508,640
Net interest income		$36,194			$35,441

Net interest rate spread (1)			3.19%			3.05%
Net interest-earning assets (2)	$313,179			$328,817
Net interest margin (3), (4)			3.38%			3.21%

Average interest-earning assets to interest-bearing liabilities			128.06%			128.68%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.41% and 3.24% for the above periods ended September 30, 2016 and 2015 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.
(5)	Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015:

	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$78,659	8.6%	$71,736	8.0%	$69,875	8.1%	$56,132	6.6%
Farmland	21,561	2.4%	21,455	2.4%	22,037	2.6%	17,672	2.1%
1- 4 Family	139,651	15.3%	137,522	15.3%	131,543	15.3%	129,610	15.4%
Multifamily	12,585	1.4%	12,682	1.4%	10,830	1.3%	12,629	1.5%
Non-farm non-residential	366,400	40.1%	352,582	39.3%	333,048	38.9%	323,363	38.3%
Total Real Estate	618,856	67.8%	595,977	66.4%	567,333	66.2%	539,406	63.9%
Non-Real Estate:
Agricultural	29,866	3.3%	27,561	3.1%	23,266	2.7%	25,838	3.1%
Commercial and industrial	206,630	22.6%	214,270	23.8%	206,178	24.1%	224,201	26.6%
Consumer and other	57,393	6.3%	60,475	6.7%	59,925	7.0%	54,163	6.4%
Total Non-Real Estate	293,889	32.2%	302,306	33.6%	289,369	33.8%	304,202	36.1%
Total loans before unearned income	912,745	100.0%	898,283	100.0%	856,702	100.0%	843,608	100.0%
Unearned income	(2,000)		(1,899)		(1,926)		(2,025)
Total loans net of unearned income	$910,745		$896,384		$854,776		$841,583

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Nonaccrual loans:
Real Estate:
Construction and land development	$551	$551	$555	$558
Farmland	108	111	118	117
1 - 4 family residential	2,579	4,383	4,749	4,538
Multifamily	5,097	5,152	5,262	9,045
Non-farm non-residential	1,526	1,741	1,935	2,934
Total Real Estate	9,861	11,938	12,619	17,192
Non-Real Estate:
Agricultural	2,393	2,630	3,537	2,628
Commercial and industrial	7,790	7,878	8,266	48
Consumer and other	1,045	1,022	-	171
Total Non-Real Estate	11,228	11,530	11,803	2,847
Total nonaccrual loans	21,089	23,468	24,422	20,039

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	-	-	-	-
Farmland	-	-	-	19
1 - 4 family residential	688	276	216	391
Multifamily	-	-	-	-
Non-farm non-residential	-	91	129	-
Total Real Estate	688	367	345	410
Non-Real Estate:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total loans 90 days and greater delinquent & accruing	688	367	345	410

Total non-performing loans	21,777	23,835	24,767	20,449

Real Estate Owned:
Real Estate Loans:
Construction and land development	21	21	25	25
Farmland	-	-	-	-
1 - 4 family residential	206	498	564	880
Multifamily	-	-	-	-
Non-farm non-residential	554	607	637	672
Total Real Estate	781	1,126	1,226	1,577
Non-Real Estate Loans:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total Real Estate Owned	781	1,126	1,226	1,577

Total non-performing assets	22,558	$24,961	$25,993	$22,026

Non-performing assets to total loans	2.48%	2.78%	3.04%	2.62%
Non-performing assets to total assets	1.57%	1.71%	1.77%	1.51%
Non-performing loans to total loans	2.39%	2.66%	2.90%	2.43%